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               SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, DC  20549

                      _____________________

                            FORM 8-K

                         CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d)
             OF THE SECURITIES EXCHANGE ACT OF 1934

                      _____________________


Date of Report (Date of earliest event reported):  February 3, 1997

                          TOYS "R" US, INC.
       (Exact Name of Registrant as Specified in Charter)


        Delaware                 1-11609            22-3260693
(State or Other Jurisdiction   (Commission        (IRS Employer
   of Incorporation)           File Number)    Identification No.)


       461 From Road, Paramus, New Jersey         07652
      (Address of Principal Executive Offices)   (Zip Code)

Registrant's telephone number, including area code:(201) 262-7800


  (Former Name or Former Address, if Changed Since Last Report)

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Item 5.   Other Events.

          This report relates to certain announcements made by the Registrant in the Press Release, dated February 3, 1997, filed as an exhibit hereto and incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          c.   Exhibits

               99.  Press Release, dated February 3, 1997

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                           SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          			TOYS "R" US, INC.



Dated:  February 3, 1997            By:    /s/ Louis Lipschitz
                                           Louis Lipschitz
                                           Executive Vice President and Chief
							 Financial Officer